Filed Pursuant to Rule 497

File No. 333-219377

Rule 482ad

MVC Capital Corp.

$100,000,000

6.25% Notes Due 2022

Final Pricing Term Sheet

November 8, 2017

Issuer:	MVC Capital Corp.

Title of the Securities:	6.25% Notes due 2022 (the “Notes”)

Expected Rating*	Egan-Jones Ratings Company: BBB-

Initial Aggregate Principal Amount Being Offered:	$100,000,000

Over-allotment Option:	The underwriters may purchase from the Issuer up to an additional $15,000,000 aggregate principal amount of Notes to cover over-allotments, if any, within 30 days of the Trade Date.

Denominations:	$25 and integral multiples of $25 in excess thereof

Initial Public Offering Price:	100% of aggregate principal amount ($25.00 per Note)

Underwriting Discount:	3.125% (or $2,663,000 total assuming the over-allotment option is not exercised)(1)

Net Proceeds to the Issuer, before Expenses:	96.875% (or $97,337,000 total assuming the over-allotment option is not exercised)(1)

Principal Payable at Maturity:	100% of the aggregate principal amount ($25.00 per Note)

Interest Rate:	6.25% per annum

Day Count:	360-day year of twelve 30-day months

Trade Date	November 8, 2017

Original Issue Date:	November 15, 2017

Stated Maturity Date:	November 30, 2022

Interest Payment Date:

The Notes will pay interest on January 15, April 15, July 15, and October 15 of each year. If an interest payment date is a non-business day, the applicable interest payment will be made on the next business day and no additional interest will accrue as a result of such delayed payment. Interest payments on the Notes will commence on January 15, 2018.

Interest Periods:

The initial interest period for the Notes will be the period from and including November 15, 2017. The subsequent interest periods will be the periods from and including an interest payment date to, but excluding, the next interest

(1)  Includes $20,600,000 of aggregate principal amount of Notes to affiliates of the issuer, for which the underwriting discount is 1.125%, and $5,000,000 of aggregate principal amount of Notes to an affiliate of the issuer, for which the underwriting discount is 2.125%.

payment date or the stated maturity date, as the case may be.

Regular Record Dates:

Every January 1, April 1, July 1, and October 1. The first record date for the Notes will be January 1, 2018. If the record date for an interest payment is a non-business day, the record date will be the next business day.

Business Days:	Each Monday, Tuesday, Wednesday, Thursday and Friday that is not a day on which banking institutions in New York City are authorized or required by law or executive order to close.

Optional Redemption:

The Notes may be redeemed in whole or in part at any time or from time to time at Issuer’s option on or after November 30, 2019, upon not less than 30 days nor more than 60 days written notice, by mail prior to the date fixed for redemption thereof, at a redemption price of 100% of the aggregate principal amount of the Notes to be redeemed plus unpaid interest payable thereon accrued to, but excluding, the date fixed for redemption.

Listing:	Issuer intends to list the Notes on the New York Stock Exchange and expects trading to begin within 30 days of the original issue date under the trading symbol “MVCD”

CUSIP / ISIN:	553829 409/ US5538294092

Joint Book-Running Manager:	Ladenburg Thalmann & Co. Inc., BB&T Capital Markets, a division of BB&T Securities LLC

Co-Managers:	B. Riley FBR, Inc., JMP Securities LLC, Oppenheimer & Co. Inc., William Blair & Company, L.L.C. and Maxim Group LLC

Trustee, Paying Agent, Registrar and Transfer Agent:	U.S. Bank National Association

* Note: A securities rating is not a recommendation to buy, sell or hold securities and may be subject to revision or withdrawal at any time.  Changes in Issuer’s credit ratings may affect the value of the Notes.

Investors should consider the Issuer’s investment objectives, risks, charges and expenses carefully before investing. The preliminary prospectus supplement dated November 6, 2017 and the accompanying prospectus dated September 26, 2017, which have been filed with the Securities and Exchange Commission (“SEC”), contain this and other information about the Issuer and the Notes and should be read carefully before investing. The information in the preliminary prospectus supplement, the accompanying prospectus and in this pricing term sheet is not complete and may be changed. The preliminary prospectus supplement, the accompanying prospectus and in this pricing term sheet are not offers to sell securities and are not soliciting offers to buy securities in any jurisdiction where the offer or sale is not permitted or would be unlawful prior to registration or qualification under the securities laws of such jurisdiction.

A shelf registration statement relating to these securities is on file with and has been declared effective by the Securities and Exchange Commission. The offering may be made only by means of a prospectus and a related prospectus supplement, copies of which may be obtained, when available, from any of the following investment banks: Ladenburg Thalmann & Co. Inc., Attn: Syndicate Department, 277 Park Ave, 26th Floor, New York, NY 10172, or by emailing prospectus@ladenburg.com (telephone number 1-800-573-2541); BB&T Capital Markets, a division of BB&T Securities, LLC, Attn: Syndicate Department, 901 East Byrd Street, Suite 300, Richmond, VA 23219, or by emailing prospectusrequests@bbandtcm.com. The preliminary prospectus supplement, dated November 6, 2017, and accompanying prospectus, dated September 26, 2017, each of which has been filed with the Securities and Exchange Commission, contain a description of these matters and other important information about the Company and should be read carefully before investing. Investors are advised to carefully consider the investment objectives, risks and charges and expenses of the Company before investing. copies may also be obtained by visiting EDGAR on the SEC’s website at http://www.sec.gov.